UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     SEPTEMBER 14, 2004 (SEPTEMBER 14, 2004)
                Date of Report (Date of earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                        0-24015                54-1890464
(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

                                1306 SQUIRE COURT
                             DULLES, VIRGINIA 20166

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 450-0400




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 14, 2004, Steelcloud, Inc. ("Steelcloud") issued the press release attached to this Form 8-K as Exhibit 99.01, referring to the filing of this Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Steelcloud under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Steelcloud's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Steelcloud's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Steelcloud's actual results to differ from management's current expectations are contained in Steelcloud's filings with the Securities and Exchange Commission. Steelcloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(C)
Exhibits


99.1 Press Release issued by Steelcloud, Inc., dated September 14, 2004, entitled "SteelCloud Announces Fiscal Third Quarter Results."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       STEELCLOUD, INC.

                                                   By: /s/ Thomas P. Dunne
                                                   -----------------------

                                                      Thomas P. Dunne,
                                                      Chief Executive Officer

September 14, 2004

                                  EXHIBIT INDEX




EXHIBIT         ESCRIPTION
NUMBER
         99.1 Press Release Issued by SteelCloud, Inc., dated September 14, 2004, entitled "SteelCloud Announces Fiscal Third Quarter Results."